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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Metro-Goldwyn-Mayer Inc.:

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 1, 2000 in Metro-Goldwyn-Mayer Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Los Angeles, California

May 3, 2000